Exhibit 99.1

Media Release

Mitel Reports Record December Quarter Revenues

Cloud Revenues Grow 44%, Mobile Segment Revenues Grow 73%

Non-GAAP Revenues and Earnings Per Share Exceed Consensus Estimates

•	Non-GAAP revenues of $335.7 million exceed consensus estimates of $332.4 million

•	Record Non-GAAP EPS of $0.29 exceed consensus of $0.27

•	Adjusted EBITDA[1] of $62.2 million was a record and exceed consensus estimates of $55.2 million

Ottawa, Ontario, Canada, February 25, 2016 Mitel® (Nasdaq:MITL) (TSX:MNW), a global leader in real-time business, cloud and mobile communications, today announced financial results for the fourth quarter ended December 31, 2015.

“Record-setting revenue from our December quarter results came from solid performance across the entire business. Results were particularly impressive in our strategic growth pillars of Cloud and Mobile,” said Richard McBee, Chief Executive Officer. “In our Cloud business, revenues grew 44% and our investments continued to fuel recurring revenue growth, which increased 24% on year-over-year basis. In Mobile, we reported 73% year-over-year growth and expanded gross margins. These results lay the foundation for Mitel’s ongoing transformation as the market migrates to next generation solutions.”

Financial Highlights

in millions (except per share data)	Q4 2015	Q4 2014
		Pro Forma		As Reported
		Constant Currency[2]	Historical Currency
Non-GAAP Revenues	$335.7	$313.8	$336.8	$303.1
Non-GAAP Net Income	$36.3	$27.5	$32.8	$37.8
Non-GAAP EPS	$0.29	$0.22	$0.27	$0.36
Adjusted EBITDA[1]	$62.2	$47.8	$53.1	$57.9

1	– Adjusted EBITDA is defined as Net Income (Loss), adjusted for items as noted in the table included in this press release “Reconciliation of Net Income (Loss) to Adjusted EBITDA”
2	– Constant currency estimates in Q4-2014 assumes the same foreign currency exchange rates as in Q4-2015

For a Reconcilliation of Net Income (Loss) to Non-GAAP Net Income please refer to the tables at the end of this release.

As Reported

•	GAAP revenues were $342.0 million, which includes a $6.3 million increase to revenue for purchase accounting adjustments resulting from acquisitions.

•	GAAP net loss was $6.3 million, or $0.05 per diluted share

“In Q4, our non-GAAP quarterly revenue and adjusted EBITDA were impacted by adverse foreign exchange rates of approximately $23.0 million and $5.3 million respectively, when compared to the fourth quarter of last year. Despite these significant FX headwinds, solid execution drove record revenues and EBITDA and demonstrates how well our team is managing the business,” said Steve Spooner, Mitel’s Chief Financial Officer. “We closed the quarter with $91.6 million in cash, well above our immediate working capital requirements. We used this excess cash to make a $25 million voluntary debt prepayment shortly after the quarter closed.”

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Business Highlights

Recurring cloud seats grew by 31,000 during the quarter and now stands at 401,000 installed. Year-over-year, Mitel’s total cloud seats installed were up 55% to 1,930,000 seats.

During the quarter, Mitel Mobile added 2 new carrier customer wins, bringing the total to 33 and exited the quarter with a total of 6 carrier customers rolling out Mitel Mobile’s VoLTE, VoWiFi or RCS solutions. Since the close of the December 2015 quarter, an additional 3 carriers have initiated network-wide roll-outs, bringing the total number of roll-outs to 9. This includes Smartfren, a leading Indonesian service provider who began to deploy Mitel’s voice and video over LTE solutions.

Business Outlook

Mitel has set the following financial performance guidance for the quarter ending March 31, 2016. Non-GAAP Revenues and non-GAAP Gross Margin % exclude the effect of purchase accounting adjustments.

Q1-2016 Guidance
Non-GAAP Revenues	$270 million to $295 million
Non-GAAP Gross Margin %	52.5% to 54.5%
Adjusted EBITDA %	7.0% to 11.0%
Non-GAAP EPS	$0.03 to $0.09

Conference Call Information

Mitel will host an investor conference call and live webcast today at 8:30 a.m. ET (5:30 a.m. PT) to discuss its financial results for the fourth quarter and fiscal year ended December 31, 2015. To access the conference call, dial 888-734-0328. Callers outside the U.S. and Canada should dial 678-894-3054. A replay of the conference call will be available through 5:00 p.m. ET on Monday, February 29, 2016. To access the replay, all callers should please dial 404-537-3406 and enter pass code 25714316. The live webcast will be accessible on Mitel’s investor relations website at www.mitel.com and will be archived and available on this site for at least three months. We have also provided a slide deck to help illustrate our financial results. It has been posted on www.mitel.com. Our Form 10-K is expected to be filed with the SEC by Monday, February 29, 2016 and will include our complete financial results for the year ended December 31, 2015.

Non-GAAP Financial Measurements

This press release includes references to non-GAAP financial measures including Adjusted EBITDA, non-GAAP net income, non-GAAP operating expenses, non-GAAP Revenues and non-GAAP Gross Margin. Non-GAAP financial measures do not have any standardized meaning and are therefore unlikely to be comparable to similar measures presented by other companies. We use these non-GAAP financial measures to assist management and investors in understanding our past financial performance and prospects for the future, including changes in our operating results, trends and marketplace performance, exclusive of unusual events or factors which do not directly affect what we consider to be our core operating performance. Non-GAAP measures are among the primary indicators management uses as a basis for our planning and forecasting of future periods. Investors are cautioned that non-GAAP financial measures should not be relied upon as a substitute for financial measures prepared in accordance with generally accepted accounting principles. Please see the reconciliation of non-GAAP financial measures to the most directly comparable U.S. GAAP measure attached to this release.

Mitel completed the acquisition of Mavenir Systems Inc. on April 29, 2015. “As reported” results in this release and the attached tables refer to the U.S. GAAP results of Mitel, which include the results of Mavenir from the date of acquisition. Pro-forma results reflect the results of the company as if it had

Media Release

been fully combined with Mavenir Systems for the full presented period. Non-GAAP Revenues and non-GAAP Gross Margin have been adjusted to exclude the effect of purchase accounting. These adjustments have no impact on Mitel’s business or cash flows, but generally adversely affect the Company`s reported revenues and gross margin in the period following an acquisition. For a reconciliation of Mitel’s as-reported results to the pro-forma results and non-GAAP results, please see the tables attached to this release as well as the Form 8-K presenting combined historical results of Mitel and Mavenir filed with the SEC on August 6, 2015.

Forward Looking Statements

Some of the statements in this press release are forward-looking statements (or forward-looking information) within the meaning of applicable U.S. and Canadian securities laws. These include statements using the words believe, target, outlook, may, will, should, could, estimate, continue, expect, intend, plan, predict, potential, project and anticipate, and similar statements which do not describe the present or provide information about the past. There is no guarantee that the expected events or expected results will actually occur. Such statements reflect the current views of management of Mitel and are subject to a number of risks and uncertainties. These statements are based on many assumptions and factors, including general economic and market conditions, industry conditions, operational and other factors. Any changes in these assumptions or other factors could cause actual results to differ materially from current expectations. All forward-looking statements attributable to Mitel, or persons acting on its behalf, are expressly qualified in their entirety by the cautionary statements set forth in this paragraph. Undue reliance should not be placed on such statements. In addition, material risks that could cause actual results to differ from forward-looking statements include: the inherent uncertainty associated with financial or other projections; the anticipated size of the markets and continued demand for Mitel’s products; access to available financing on a timely basis and on reasonable terms; Mitel’s ability to achieve or sustain profitability in the future; fluctuations in quarterly and annual revenues and operating results; fluctuations in foreign exchange rates; current and ongoing global economic instability, political unrest and related sanctions; intense competition; reliance on channel partners for a significant component of sales; dependence upon a small number of outside contract manufacturers to manufacture products; and, Mitel’s ability to successfully implement and achieve its business strategies including its growth of the company through acquisitions and the integration and realization of synergies resulting from recently acquired businesses. These and other risks are more fully described under the heading “Risk Factors” in Mitel’s Annual Report on Form 10-K for the year ended December 31, 2015, which is expected to be filed on February 29, 2016. Forward-looking statements speak only as of the date they are made. Except as required by law, Mitel does not have any intention or obligation to update or to publicly announce the results of any revisions to any of the forward-looking statements to reflect actual results, future events or developments, changes in assumptions or changes in other factors affecting the forward-looking statements.

About Mitel

A global market leader in enterprise and mobile communications powering more than 2 billion business connections and 2 billion mobile subscribers every day, Mitel (Nasdaq:MITL) (TSX:MNW) helps businesses and mobile carriers connect, collaborate and provide innovative services to their customers. Our innovation and communications experts serve more than 60 million business users in more than 100 countries, and 130 mobile service providers including more than half of the top 20 mobile carriers in the world. We are uniquely powering the mobile enterprise using the real-time cloud. For more information, go to www.mitel.com and follow us on Twitter @Mitel.

Mitel is the registered trademark of Mitel Networks Corporation.

All other trademarks are the property of their respective owners.

MITL-F

Media Release

Contact Information:

Media – Americas Camille Beasley 469-212-0433 camille.beasley@mitel.com	Media – EMEA/AP Duncan Miller +44 (0) 1291 612 646 duncan.miller@mitel.com

Investor Relations Michael McCarthy 469-574-8134 michael.mccarthy@mitel.com	Industry Analyst Cynthia Navarro 469-574-8113 cynthia.navarro@mitel.com

Media Release

Cloud Metrics Table

	CY14	CY15	CY15	CY15	CY15
	Q4	Q1	Q2	Q3	Q4
Total Cloud Seats	1,246,735	1,375,635	1,611,172	1,763,857	1,929,882
Recurring Cloud Seats	269,155	304,956	329,620	370,093	401,737
Retail Cloud Monthly ARPU	$50	$50	$49	$49	$49
Retail Cloud Avg Seats per Customer	37	39	38	39	39
Retail Cloud Monthly Customer Churn	0.4%	0.8%	0.7%	0.9%	0.7%

MITEL NETWORKS CORPORATION

CONSOLIDATED BALANCE SHEETS

(in millions of US dollars)

(unaudited)

	December 31, 2015	December 31, 2014
ASSETS
Current assets:
Cash and cash equivalents	$91.6	$111.3
Accounts receivable	290.2	237.5
Sales-type lease receivables	12.6	18.1
Inventories	92.8	88.3
Other current assets	75.4	53.2

	562.6	508.4
Non-current portion of sales-type lease receivables	17.0	19.7
Deferred tax asset	159.4	165.3
Property and equipment	54.7	50.7
Identifiable intangible assets	389.9	175.8
Goodwill	658.6	340.3
Other non-current assets	10.5	11.6

	$1,852.7	$1,271.8

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$249.4	$215.0
Current portion of deferred revenue	112.3	78.2
Current portion of long-term debt	11.7	6.2

	373.4	299.4
Long-term debt	633.6	303.6
Long-term portion of deferred revenue	40.1	35.6
Deferred tax liability	28.2	15.3
Pension liability	126.6	136.1
Other non-current liabilities	35.8	34.0

	1,237.7	824.0

Shareholders’ equity	615.0	447.8

	$1,852.7	$1,271.8

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended December 31, 2015	Proforma Quarter Ended December 31, 2015	US GAAP As Reported Quarter Ended December 31, 2014	Proforma Quarter Ended December 31, 2014 (1)

Non-GAAP Revenues	$335.7	$335.7	$303.1	$336.8
Less: Purchase accounting revenue adjustments	6.3	6.3	(1.7)	(9.1)

Total Revenues	342.0	342.0	301.4	327.7

Non-GAAP Cost of Revenues	154.4	154.4	135.4	150.3
Less: Purchase accounting cost of revenue adjustments	6.5	6.5	—	(4.9)

Total Cost of revenues	160.9	160.9	135.4	145.4

Non-GAAP Gross Margin	181.3	181.3	167.7	186.5
Less: Purchase accounting gross margin adjustments	(0.2)	(0.2)	(1.7)	(4.2)

Total Gross margin	181.1	181.1	166.0	182.3

Expenses:
Selling, general and administrative	94.9	94.9	88.6	105.6
Research and development	35.1	35.1	29.8	39.0
Special charges and restructuring costs	17.0	17.0	17.0	17.8
Amortization of acquisition-related intangible assets	19.3	19.3	14.1	22.0

	166.3	166.3	149.5	184.4

Operating income (loss)	14.8	14.8	16.5	(2.1)
Interest expense	(10.4)	(10.4)	(4.4)	(4.9)
Debt retirement and other debt costs	—	—	—	—
Other income (expense)	0.9	0.9	1.3	(1.0)

Income (loss) from operations, before income taxes	5.3	5.3	13.4	(8.0)
Current income tax recovery (expense)	(8.0)	(8.0)	(10.5)	(11.2)
Deferred income tax recovery (expense)	(3.6)	(3.6)	7.9	7.9

Net income (loss)	$(6.3)	$(6.3)	$10.8	$(11.3)

Non-GAAP measures:
Adjusted EBITDA	$62.2	$62.2	$57.9	$53.1
Non-GAAP net income	$36.3	$36.3	$37.8	$32.8

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

STATEMENT OF OPERATIONS

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Year Ended December 31, 2015	Proforma Year Ended December 31, 2015(1)	US GAAP As Reported Year Ended December 31, 2014	Proforma Year Ended December 31, 2014(1)

Non-GAAP Revenues	$1,170.6	$1,204.9	$1,113.1	$1,279.9
Less: Purchase accounting revenue adjustments	(12.9)	(15.2)	(9.1)	(34.8)

Total Revenues	1,157.7	1,189.7	1,104.0	1,245.1

Non-GAAP Cost of Revenues	547.0	565.6	513.9	592.9
Less: Purchase accounting cost of revenue adjustments	(3.2)	(3.2)	—	(13.4)

Total Cost of revenues	543.8	562.4	513.9	579.5

Non-GAAP Gross Margin	623.6	639.3	599.2	687.0
Less: Purchase accounting gross margin adjustments	(9.7)	(12.0)	(9.1)	(21.4)

Total Gross margin	613.9	627.3	590.1	665.6

Expenses:
Selling, general and administrative	363.0	389.0	344.7	414.2
Research and development	131.4	146.2	118.3	154.4
Special charges and restructuring costs	54.6	71.3	72.7	88.5
Amortization of acquisition-related intangible assets	75.1	85.6	53.4	87.5

	624.1	692.1	589.1	744.6

Operating income (loss)	(10.2)	(64.8)	1.0	(79.0)
Interest expense	(32.4)	(33.0)	(21.0)	(23.2)
Debt retirement and other debt costs	(9.6)	(10.2)	(16.2)	(18.0)
Other income	20.9	18.8	6.0	0.5

Loss from operations, before income taxes	(31.3)	(89.2)	(30.2)	(119.7)
Current income tax recovery (expense)	(13.4)	(14.6)	(7.7)	(3.3)
Deferred income tax recovery (expense)	24.0	24.0	30.6	31.8

Net loss	$(20.7)	$(79.8)	$(7.3)	$(91.2)

Non-GAAP measures:
Adjusted EBITDA	$168.1	$147.2	$166.9	$158.0
Non-GAAP net income	$89.4	$70.9	$98.8	$86.6

(1)	For a reconciliation of Mitel’s US GAAP as-reported results to the Proforma results, please see Mitel’s current report on Form 8-K filed with the SEC on August 6, 2015.

MITEL NETWORKS CORPORATION

Cash flow information

(in millions of US dollars)

(unaudited)

	As Reported Quarter Ended December 31, 2015	As Reported Quarter Ended December 31, 2014	As Reported Year Ended December 31, 2015	As Reported Year Ended December 31, 2014

Cash provided by (used in):
Net cash provided by operating activities	$18.1	$(0.5)	$54.6	$72.5
Net cash used in investing activities	(8.0)	(3.6)	(362.9)	(21.7)
Net cash provided by (used in) financing activities	(0.7)	(0.9)	292.8	28.0
Effect of exchange rate changes on cash balances	(0.7)	(3.8)	(4.2)	(7.7)

Net increase (decrease) in cash and cash equivalents	8.7	(8.8)	(19.7)	71.1

Cash and cash equivalents, beginning of period	82.9	120.1	111.3	40.2

Cash and cash equivalents, end of period	$91.6	$111.3	$91.6	$111.3

Additional information on capital expenditures:
Capital expenditures acquired with cash	$5.0	$3.6	$16.2	$13.5
Capital expenditures financed through capital leases	1.4	3.6	4.0	8.0
and other

Total capital expenditures	$6.4	$7.2	$20.2	$21.5

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Quarter Ended December 31, 2015				Proforma Quarter Ended December 31, 2015
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$160.1	$15.0	$39.0	$214.1	$160.1	$15.0	$39.0	$214.1
Recurring	48.5	28.1	10.0	86.6	48.5	28.1	10.0	86.6
Services	25.0	0.8	9.2	35.0	25.0	0.8	9.2	35.0

Non-GAAP Revenues	233.6	43.9	58.2	335.7	233.6	43.9	58.2	335.7
Purchase accounting adjustments	(0.5)	—	6.8	6.3	(0.5)	—	6.8	6.3

Total revenues	$233.1	$43.9	$65.0	$342.0	$233.1	$43.9	$65.0	$342.0

Gross margin
Product	$87.1	$8.9	$23.6	$119.6	$87.1	$8.9	$23.6	$119.6
Recurring	28.8	13.3	5.3	47.4	28.8	13.3	5.3	47.4
Services	9.3	0.4	4.6	14.3	9.3	0.4	4.6	14.3

Non-GAAP Gross Margin	125.2	22.6	33.5	181.3	125.2	22.6	33.5	181.3
Purchase accounting adjustments	(0.5)	—	0.3	(0.2)	(0.5)	—	0.3	(0.2)

Total gross margin	$124.7	$22.6	$33.8	$181.1	$124.7	$22.6	$33.8	$181.1

	U.S. GAAP, As Reported Quarter Ended December 31, 2014				Proforma Quarter Ended December 31, 2014
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$195.2	$7.4	$—	$202.6	$195.2	$7.4	$18.8	$221.4
Recurring	52.3	22.6	—	74.9	52.3	22.6	7.0	81.9
Services	25.2	0.4	—	25.6	25.2	0.4	7.9	33.5

Non-GAAP Revenues	272.7	30.4	—	303.1	272.7	30.4	33.7	336.8
Purchase accounting adjustments	(1.7)	—	—	(1.7)	(1.7)	—	(7.4)	(9.1)

Total revenues	$271.0	$30.4	$—	$301.4	$271.0	$30.4	$26.3	$327.7

Gross margin
Product	$114.0	$4.7	$—	$118.7	$114.0	$4.7	$11.3	$130.0
Recurring	28.2	11.1	—	39.3	28.2	11.1	3.6	42.9
Services	9.5	0.2	—	9.7	9.5	0.2	3.9	13.6

Non-GAAP Gross Margin	151.7	16.0	—	167.7	151.7	16.0	18.8	186.5
Purchase accounting adjustments	(1.7)	—	—	(1.7)	(1.7)	—	(2.5)	(4.2)

Total gross margin	$150.0	$16.0	$—	$166.0	$150.0	$16.0	$16.3	$182.3

MITEL NETWORKS CORPORATION

Segmented Information

(in millions of US dollars)

(unaudited)

	U.S. GAAP, As Reported Year Ended December 31, 2015				Proforma Year Ended December 31, 2015
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$594.1	$48.8	$86.8	$729.7	$594.1	$48.8	$101.6	$744.5
Recurring	192.2	104.8	26.1	323.1	192.2	104.8	38.9	335.9
Services	86.3	2.5	29.0	117.8	86.3	2.5	35.7	124.5

Non-GAAP Revenues	872.6	156.1	141.9	1,170.6	872.6	156.1	176.2	1,204.9
Purchase accounting adjustments	(2.9)	—	(10.0)	(12.9)	(2.9)	—	(12.3)	(15.2)

Total revenues	$869.7	$156.1	$131.9	$1,157.7	$869.7	$156.1	$163.9	$1,189.7

Gross margin
Product	$329.7	$27.2	$47.6	$404.5	$329.7	$27.2	$58.5	$415.4
Recurring	110.5	49.7	13.5	173.7	110.5	49.7	18.9	179.1
Services	29.7	1.3	14.4	45.4	29.7	1.3	13.8	44.8

Non-GAAP Gross Margin	469.9	78.2	75.5	623.6	469.9	78.2	91.2	639.3
Purchase accounting adjustments	(2.9)	—	(6.8)	(9.7)	(2.9)	—	(9.1)	(12.0)

Total gross margin	$467.0	$78.2	$68.7	$613.9	$467.0	$78.2	$82.1	$627.3

	U.S. GAAP, As Reported Year Ended December 31, 2014				Proforma Year Ended December 31, 2014
	Enterprise segment	Cloud segment	Mobile segment	Total	Enterprise segment	Cloud segment	Mobile segment	Total
Revenues
Product	$708.5	$29.1	$—	$737.6	$735.1	$29.8	$77.5	$842.4
Recurring	196.2	84.3	—	280.5	202.4	85.1	25.5	313.0
Services	94.0	1.0	—	95.0	96.5	1.2	26.8	124.5

Non-GAAP Revenues	998.7	114.4	—	1,113.1	1,034.0	116.1	129.8	1,279.9
Purchase accounting adjustments	(9.1)	—	—	(9.1)	(10.2)	—	(24.6)	(34.8)

Total revenues	$989.6	$114.4	$—	$1,104.0	$1,023.8	$116.1	$105.2	$1,245.1

Gross margin
Product	$405.9	$16.4	$—	$422.3	$417.9	$16.7	$48.8	$483.4
Recurring	101.9	40.9	—	142.8	103.8	41.2	12.8	157.8
Services	33.6	0.5	—	34.1	34.8	0.5	10.5	45.8

Non-GAAP Gross Margin	541.4	57.8	—	599.2	556.5	58.4	72.1	687.0
Purchase accounting adjustments	(9.1)	—	—	(9.1)	(10.2)	—	(11.2)	(21.4)

Total gross margin	$532.3	$57.8	$—	$590.1	$546.3	$58.4	$60.9	$665.6

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Quarter Ended December 31, 2015	Proforma Quarter Ended December 31, 2015	US GAAP As Reported Quarter Ended December 31, 2014	Proforma Quarter Ended December 31, 2014

Net income (loss)	$(6.3)	$(6.3)	$10.8	$(11.3)
Adjustments:
Interest expense	10.4	10.4	4.4	4.9
Income tax expense (recovery)	11.6	11.6	2.6	3.3
Amortization and depreciation	25.7	25.7	20.4	29.2
Foreign exchange loss (gain)	(0.3)	(0.3)	(0.6)	1.9
Special charges and restructuring costs	17.0	17.0	17.0	17.8
Stock-based compensation	3.9	3.9	1.6	3.1
Purchase accounting adjustments	0.2	0.2	1.7	4.2

Adjusted EBITDA	$62.2	$62.2	$57.9	$53.1

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Adjusted EBITDA

(in millions of US dollars)

(unaudited)

	US GAAP As Reported Year Ended December 31, 2015	Proforma Year Ended December 31, 2015	US GAAP As Reported Year Ended December 31, 2014	Proforma Year Ended December 31, 2014

Net loss	$(20.7)	$(79.8)	$(7.3)	$(91.2)
Adjustments:
Interest expense	32.4	33.0	21.0	23.2
Income tax expense (recovery)	(10.6)	(9.4)	(22.9)	(28.5)
Amortization and depreciation	99.1	111.1	75.9	114.1
Foreign exchange loss (gain)	(18.8)	(16.7)	(3.9)	1.8
Special charges and restructuring costs	54.6	71.3	72.7	88.5
Stock-based compensation	12.8	15.5	6.1	10.7
Debt retirement and other debt costs	9.6	10.2	16.2	18.0
Purchase accounting adjustments	9.7	12.0	9.1	21.4

Adjusted EBITDA	$168.1	$147.2	$166.9	$158.0

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Quarter Ended December 31, 2015	Proforma Quarter Ended December 31, 2015	US GAAP As Reported Quarter Ended December 31, 2014	Proforma Quarter Ended December 31, 2014

Net income (loss)	$(6.3)	$(6.3)	$10.8	$(11.3)
Income tax expense (recovery)	11.6	11.6	2.6	3.3

Net income (loss), before income taxes	5.3	5.3	13.4	(8.0)

Adjustments:
Foreign exchange loss (gain)	(0.3)	(0.3)	(0.6)	1.9
Special charges and restructuring costs	17.0	17.0	17.0	17.8
Stock-based compensation	3.9	3.9	1.6	3.1
Amortization of acquisition-related intangibles assets	19.3	19.3	14.1	22.0
Purchase accounting adjustments	0.2	0.2	1.7	4.2

Non-GAAP net income, before income taxes	45.4	45.4	47.2	41.0
Non-GAAP tax expense(1)	(9.1)	(9.1)	(9.4)	(8.2)

Non-GAAP net income	$36.3	$36.3	$37.8	$32.8

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.29	$0.29	$0.36	$0.27
Non-GAAP weighted-average number of common shares outstanding (in millions):	125.1	125.1	103.8	123.5

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.

MITEL NETWORKS CORPORATION

Reconciliation of Net Income (Loss) to Non-GAAP Net Income

(in millions of US dollars, except per share amounts)

(unaudited)

	US GAAP As Reported Year Ended December 31, 2015	Proforma Year Ended December 31, 2015	US GAAP As Reported Year Ended December 31, 2014	Proforma Year Ended December 31, 2014

Net loss	$(20.7)	$(79.8)	$(7.3)	$(91.2)
Income tax expense (recovery)	(10.6)	(9.4)	(22.9)	(28.5)

Net loss, before income taxes	(31.3)	(89.2)	(30.2)	(119.7)
Adjustments:
Foreign exchange loss (gain)	(18.8)	(16.7)	(3.9)	1.8
Special charges and restructuring costs	54.6	71.3	72.7	88.5
Stock-based compensation	12.8	15.5	6.1	10.7
Amortization of acquisition-related intangibles assets	75.1	85.6	53.4	87.5
Debt retirement and other debt costs	9.6	10.2	16.2	18.0
Purchase accounting adjustments	9.7	12.0	9.1	21.4

Non-GAAP net income, before income taxes	111.7	88.7	123.4	108.2
Non-GAAP tax expense(1)	(22.3)	(17.8)	(24.6)	(21.6)

Non-GAAP net income	$89.4	$70.9	$98.8	$86.6

Non-GAAP net income per share, diluted:
Non-GAAP net income per common share	$0.76	$0.56	$0.99	$0.70
Non-GAAP weighted-average number of common shares outstanding (in millions):	118.0	126.8	100.2	123.7

(1)	Non-GAAP tax expense is based on an estimated effective tax rate of 20%.